BERKSHIRE CAPITAL INVESTMENT TRUST


                    Berkshire Capital Growth & Value Fund



                                     1997
                                 Annual Report

                               TABLE OF CONTENTS



                                                                   Page
                                                                   ----

   Letter to Shareholders ........................................   1
   Portfolio Snapshot ............................................   4
   Independent Auditors' Report ..................................   5
   Statement of Assets & Liabilities .............................   6
   Statement of Operations .......................................   7
   Statement of Changes in Net Assets ............................   8
   Notes to Financial Statements .................................   9
   Financial Highlights, Related Ratios and Supplemental Data ....  12
   Schedule of Portfolio of Investments ..........................  13

                     BERKSHIRE CAPITAL GROWTH & VALUE FUND
                       Net Asset Value High, Low & Close
                    For Six Months Ended December 31, 1997

                                  3rd          4th
                                Quarter      Quarter
                       ===============================
                       High     $ 10.05     $ 10.10
                       Low         9.95        8.29
                       Close      10.05       *8.64
                       ===============================

          *Dividend distribution of $.10 per share paid on 12/30/97





                                                             February 27, 1998




Dear Shareholder:

     On July 1, 1997 the Securities and Exchange Commission granted the effectiveness of your fund. I highlight this significant event in order to illustrate that success, more often than not, is the direct result of good preparation and the ability to persevere. Such qualities are the exact ingredients required when making profitable long-term investments. We intend to adhere to these qualities as we build a tradition of success that will carry us forward for many years to come. The launching of our fund has proven that in order to be successful, one does not have to be a sizable financial institution backed by a multitude of attorneys and an abundance of capital. In fact, our small fund was created on little more than a simple idea which was boot-strapped by a meager budget. With that, we would like to take this opportunity to salute all of those individuals who had the courage to stand firm in the face of adversity and by doing so, realized their dreams.


                                  OUR MISSION

     At the Berkshire Capital Growth & Value Fund our single goal is to increase share-owner value. Because each of our shareholders has entrusted us with their assets, it is our responsibility to deliver superior performance over the long-term. We like to place a great deal of emphasis on "long-term." Furthermore, we recognize that if we do our job properly, our investment decisions will have a positive impact on the lives of others. For example, increasing share-owner value can help to provide for someone's college education, a new home, or even retirement. We also realize that it is important to treat our shareholders as investment-partners which is why we have invested a significant amount of our own net-worth into the fund. We encourage such investment because as a share-owner you can be confident that our economic interests will always be aligned exactly with yours. Lastly, we will never forget that we were put into business to work for our shareholders. Our ultimate goal will always be to serve your interests as we endeavor to increase share-owner value.

                           OUR INVESTMENT PHILOSOPHY

     As you read through our annual report you will find that we maintain a portfolio with a limited number of securities. You will also notice that a large percentage of our portfolio is dedicated to a select few of some of the world's most successful companies. We are not afraid to allocate a large portion of our portfolio to these companies because we invest only in those businesses in which we have a high degree of knowledge and understanding. Such knowledge and understanding gives us the confidence to concentrate our investments which increases our chances of achieving superior returns to our shareholders over the long-term. We feel there is a great disadvantage to owning a portfolio with a large number of securities. This is because owning such a portfolio makes it increasingly difficult to maintain what we consider to be an adequate amount of knowledge about each security. We feel that investing with an limited amount of knowledge and understanding is inherently more risky than owning a portfolio with limited diversification. As a result, our goal will always be to focus our investments into a limited number of only the best companies, all of which we know very well.


                               OUR 1997 RESULTS

     Your fund demonstrated an increase of 0.5% for the third quarter and a decrease of 13% for the fourth quarter, resulting in an overall net decrease of 12.6% for the first six months of operation. On December 30, 1997 the Board of Trustees authorized the payment of a dividend in the amount of $.10 per share for the distribution of the fund's investment income. The table below shows a comparison of your fund's returns versus three major market indices - the Dow Jones Industrial Average (DJIA), Standard & Poor's 500 (S&P 500) and the NASDAQ Composite Index (NASDAQ):

                              3rd        4th        Since
                            Quarter    Quarter    Inception
                ===========================================
                BCGVF        0.5%      -13.0%      -12.6%
                DJIA*        4.0%        0.0%        4.0%
                S&P 500*     7.5%        2.9%       10.6%
                NASDAQ*     17.0%       -6.7%        9.1%
                ===========================================

*Includes reinvestment of dividends.
Assumes investments are made on the day prior to the first day of each period. Past performance is not a guarantee of future results.

     As you can see, the fund's returns remained relatively unchanged during the third quarter lagging behind the DJIA, S&P 500 and the NASDAQ indices. This was due in large part to your portfolio manager's inability to find anything of value during this time period. As a result, the fund maintained a cash position of nearly 90% for most of the quarter. The fund did however, record its first investments during the period with purchases of shares in both the Coca-Cola and Gillette companies. The purchases were made after the share prices of both had declined by nearly 25%. The declines were due to concerns over the future profitability of these companies because of the strength of the U.S. dollar. We felt that these concerns were exaggerated and are very pleased to have purchased such quality companies at bargain prices.

     The fourth quarter was dominated by news of the financial crisis in the Asian-Pacific markets. On October 27, 1997 concerns over this region's currency devaluations and large percentage stock market declines finally spilled over to the U.S. markets causing the DJIA to fall a breathtaking
554.12 points. The DJIA had recorded a single-day loss of 7.18%. This was a significant event for the fund because it was on this day that your portfolio manager stepped in and purchased some of the fund's largest investments. Specifically, we established large positions in Cisco Systems, Intel and PeopleSoft. These three companies alone comprised over 45% of the fund's holdings at year-end. The tables below show the fund's three largest and smallest investments for 1997.

                           THREE LARGEST INVESTMENTS
                     ====================================
                     Cisco Systems      24.3%    $ 24,642
                     Intel              17.3%      17,563
                     Coca-Cola           5.3%       5,335
                     ------------------------------------
                     Total              46.9%    $ 47,540
                     ====================================



                          THREE SMALLEST INVESTMENTS
                     ====================================
                     Ascend              1.3%     $ 1,347
                     Texas Instruments   1.8%       1,800
                     Adaptec             2.2%       2,227
                     ------------------------------------
                     Total               5.3%     $ 5,374
                     ====================================

     The fund's decline in value during the fourth quarter was due in large part to continued market volatility amid concerns over the impact of the Asian-Pacific crisis on the U.S. economy. The technology sector experienced the largest decline as evidenced by the 6.7% decrease in the technology-laden NASDAQ index. The fund outpaced the retreat of this index because a significant amount of the fund's investments were concentrated in the technology sector. We remain quite confident in the future growth of this sector however, and will continue to concentrate our holdings there despite the market's temporary reversal.

     As we move forward into 1998 it is important to remind our shareholders that the goal of our fund is to increase share-owner value over the long-term. A six-month period is much too short of a time frame in which to gauge a proper performance comparison. In fact, as of this writing your fund has already increased in value by over 16% since year-end. We recognize that stock market corrections like the one we experienced during the fourth quarter are usually temporary. This is especially true when the underlying fundamentals of our economy remain strong as they are now. We will always welcome such corrections because they present us with opportunities to purchase terrific companies at bargain prices.

                                                    Sincerely,

                                                    /S/ MALCOLM R. FOBES III
                                                    ------------------------
                                                    Malcolm R. Fobes III
                                                    Chairman

                              Portfolio Snapshot
                               December 31, 1997


  ===========================================================================
   Security              Percent      Shares       Price       Market Value
  ---------------------------------------------------------------------------
   3Com                    4.1%        120        34 15/16        $ 4,192
   Adaptec                 2.2%         60          37 1/8          2,227
   Ascend                  1.3%         55          24 1/2          1,347
   Berkshire Hathaway      4.6%          3            1539          4,617
   Cisco Systems          24.3%        442          55 3/4         24,642
   Coca-Cola               5.3%         80        66 11/16          5,335
   Dell Computer           4.1%         50              84          4,200
   E*Trade                 5.2%        230              23          5,290
   Gillette                5.0%         50        100 7/16          5,022
   IBM                     5.2%         50         104 5/8          5,231
   Innovex                 3.4%        150        22 15/16          3,441
   Intel                  17.3%        250          70 1/4         17,563
   Microsoft               4.5%         35         129 1/4          4,524
   PeopleSoft              3.8%        100              39          3,900
   Sun Microsystems        3.1%         80          39 7/8          3,190
   Texas Instruments       1.8%         40              45          1,800
   Vivus                   4.5%        430          10 5/8          4,569
   Cash                     .3%                                       322
  ---------------------------------------------------------------------------
   Total Investments     100.0%      2,225                      $ 101,412
  ===========================================================================





                          IMPORTANT LEGAL DISCLOSURES

This report is submitted for the general information of the shareholders of the Berkshire Capital Growth & Value Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ Composite index all represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Investing in technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the Fund's Prospectus carefully. Copies of the most recent Prospectus may be obtained by calling the Fund directly at (408) 526-0707.

                      MEREDITH, CARDOZO, LANZ & CHIU LLP
                         Certified Public Accountants
                       97 South Second Street, Suite 100
                          San Jose, California 95113
                                (408) 278-0220



                         INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders
Berkshire Capital Investment Trust

We have audited the accompanying statement of assets and liabilities of Berkshire Capital Investment Trust (comprising the Berkshire Capital Growth & Value Fund), including the schedule of portfolio investments, as of December 31, 1997 and the related statements of operations and changes in net assets for the period from July 1, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Berkshire Capital Investment Trust, as of December 31, 1997, and the results of its operations and the changes in its net assets for the period from July 1, 1997 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.


/s/ MEREDITH, CARDOZO, LANZ & CHIU LLP
--------------------------------------
Meredith, Cardozo, Lanz & Chiu LLP


San Jose, California
January 21, 1998



                      Berkshire Capital Investment Trust
                       Statement of Assets & Liabilities
                               December 31, 1997




ASSETS - Note (1)

Investment in securities, at value
(identified cost - $113,703) ...........................   $  101,090
Cash in bank ...........................................          319
Dividend receivable ....................................            3
                                                              -------
Total assets ...........................................      101,412


LIABILITIES

Total liabilities ......................................            0
                                                              -------
Net assets - at value ..................................   $  101,412
                                                              =======

NET ASSETS COMPRISED OF:

Common Stock (par value $1.00) .........................   $   11,738
Paid-in capital ........................................      104,900
Net realized gain (loss) from investments ..............      (2,613)
Net unrealized gain (loss) on investments ..............     (12,613)
                                                             --------
Total net assets .......................................   $  101,412
                                                             ========

Net asset value per share based on
11,738.358 shares outstanding ..........................   $     8.64
                                                             ========















                See Accompanying Notes to Financial Statements



                      Berkshire Capital Investment Trust
                            Statement of Operations
   For the Period from July 1, 1997 (date of inception) to December 31, 1997




INVESTMENT INCOME:

Income:
Dividends ..............................................   $       87
Interest ...............................................        1,051
                                                                -----
Total income ...........................................        1,138
                                                                -----
Expenses:
Investment advisory fees ...............................          764
Administration fees ....................................          255
Investment advisory and administration fees waived -
Note (7) ...............................................       (1019)
                                                                -----
Total expenses .........................................            0
                                                                -----

Total investment income ................................        1,138
                                                                -----

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on investments ................      (2,613)
Net change in unrealized gain (loss)
on investments for 1997 ................................     (12,613)
                                                             --------
Net gain (loss) on investments for 1997 ................     (15,226)
                                                             --------
Net increase (decrease) in net assets
resulting from operations ..............................   $ (14,088)
                                                             ========














                See Accompanying Notes to Financial Statements



                      Berkshire Capital Investment Trust
                      Statement of Changes in Net Assets
   For the Period from July 1, 1997 (date of inception) to December 31, 1997




INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income ..................................   $    1,138
Net realized gain (loss) on investments ................      (2,613)
Net change in unrealized gain (loss) on investments ....     (12,613)
                                                             --------
Net increase (decrease) in net assets
resulting from operations ..............................     (14,088)
                                                             --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ..................................   $  (1,138)
Net realized gain on investments .......................            0
                                                              -------

Reinvestment of dividends by shareholders ..............        1,138


CAPITAL SHARE TRANSACTIONS:

Proceeds from sale of shares -
net of redemption, if any ..............................      115,500
                                                              -------

Total increase in net assets ...........................      101,412


NET ASSETS:
Beginning of year ......................................            0
                                                             --------
End of year ............................................   $  101,412
                                                             ========













                See Accompanying Notes to Financial Statements

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements
                               December 31, 1997


(1)  SIGNIFICANT ACCOUNTING POLICIES:

The Berkshire Capital Investment Trust (the "Trust") was organized as a business trust under the state of Delaware on November 25, 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Capital Growth & Value Fund is an open-end non-diversified portfolio of the Trust.

     (a)  Security Valuation

          Investments in securities traded on a national security exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

     (b)  Federal Income Taxes

          The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     (c)  Equalization

          The Trust uses the accounting practice of equalization, by which a portion of the proceeds from the sale and cost of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     (d)  Use Of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.






                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     (e)  Distributions To Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (f)  Accounting Practices

          The Trust follows the industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(2)  CURRENT YEAR DISTRIBUTIONS TO SHAREHOLDERS:

On December 31, 1997, the Board of Trustees approved the distribution of $.0979 per share aggregating $1,138 declared from net investment income during 1997. The dividend was paid on December 30, 1997 to shareholders of record on December 29, 1997. All shareholders have elected to have all dividends reinvested into additional shares of the Trust's stock. This resulted in the issuance of 131.698 additional shares of common stock.

As of December 31, 1997, the Trust had available for federal income tax purposes an unused capital loss carryover of $2,613 which will expire in 2002.

(3)  CAPITAL SHARE TRANSACTIONS:

The Trust is authorized to issue an unlimited number of shares of $1.00 par capital stock. As of December 31, 1997 there was $116,638 of total paid-in capital.

         Shares sold .................  11,606.660       $  115,500
         Shares issued on
         reinvestment of dividends ...     131.698            1,138
         Net increase ................  11,738.358       $  116,638
                                        ==========        =========

(4)  ORGANIZATIONAL COSTS:

All organizational costs were borne by the Fund's Investment Advisor.

(5)  REGISTRATION FEES:

All registration fees were borne by the Fund's Investment Advisor.



                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements



(6)  INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities were $122,139 and $5,822 respectively for common stocks. Net loss on investments for the year ended December 31, 1997 were $15,226. That amount represents the net decrease in value of investments held during the year. The components are as follows:

            Realized loss on securities ...........   $   2,613
            Net unrealized loss on securities .....      12,613
                                                         ------
            Net decrease ..........................   $  15,226
                                                         ======

(7)  INVESTMENT ADVISORY FEES:

The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital Holdings, Inc. Under the terms of the Investment Advisory Agreement, Berkshire Capital Holdings, Inc. will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital Holdings, Inc. receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:

                    Percentage          Daily Net Asset Range
                    ----------         ----------------------
                      .50%                $0 to $50 million
                      .45%                $50 to $200 million
                      .40%                $200 to $500 million
                      .35%                $500 to $1 billion
                      .30%                excess of $1 billion

Berkshire Capital Holdings, Inc. may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the fiscal year ending December 31, 1997, Berkshire Capital Holdings, Inc. has agreed to irrevocably waive any and all rights to its investment advisory and administration fees. The foregoing of such fees for 1997 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.




                                                                   (continued)

                      Berkshire Capital Investment Trust
                         Notes to Financial Statements



(8)  FINANCIAL HIGHLIGHTS:

Selected data for a share outstanding throughout each period:


          Financial Highlights, Related Ratios and Supplemental Data
                               December 31, 1997



NET ASSET VALUE, BEGINNING OF PERIOD: .....................      $   10.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income .....................................            .10
Net gains or losses on securities (both realized and unrealized)    (1.36)
                                                                    ------
Total from investment operations ..........................           8.74

LESS DISTRIBUTIONS:

Dividends (from net investment income) ....................          (.10)
Distributions (from capital gains) ........................              0
                                                                     -----
Total distributions .......................................          (.10)
                                                                     -----
NET ASSET VALUE, END OF PERIOD ............................      $    8.64
                                                                     =====
Total return - Note (7) ...................................       (12.6%)*


RATIO/SUPPLEMENTAL DATA:

Net assets, end of period .................................      $ 101,412
Ratio of expenses to average net assets - Note (7) ........             0%
Ratio of net investment income to average net assets ......             1%
Portfolio turnover rate ...................................            13%
Average commission rate paid for securities transactions
(cost per share) ..........................................      $   .7897

*Not annualized.


                      Berkshire Capital Investment Trust
                     Schedule of Portfolio of Investments
                               December 31, 1997


                           Shares     Percent                       Unrealized
                             or         of     Historical   Market        Gain
Common Stocks (99.7%)    Face Amount   Total      Cost       Value      (Loss)
                         -----------   -----    --------    -------    -------


BEVERAGES:
The Coca-Cola Company*        80        5.3%    $ 4,819    $ 5,335       $ 516
                                        ----     ------      -----        ----
   Total Beverages                      5.3%      4,819      5,335         516

PERSONAL CARE:
Gillette Company*             50        5.0%      4,368      5,022         654
                                        ----     ------      -----        ----
   Total Personal Care                  5.0%      4,368      5,022         654

COMPUTER:
Dell Computer Corporation     50        4.1%      4,087      4,200         113
IBM Corporation*              50        5.2%      5,138      5,231          93
Sun Microsystems, Inc.        80        3.1%      3,747      3,190       (557)
                                       -----     ------     ------       -----
   Total Computer                      12.4%     12,972     12,621       (351)

COMPUTER COMPONENTS:
Adaptec, Inc.                 60        2.2%      3,016      2,227       (789)
Innovex, Inc.*               150        3.4%      4,469      3,441     (1,028)
                                        ----      -----      -----      ------
   Total Computer Components            5.6%      7,485      5,668     (1,817)

CONGLOMERATE:
Berkshire Hathaway (Class B)   3        4.6%      4,474      4,617         143
                                        ----      -----      -----         ---
   Total Conglomerate                   4.6%      4,474      4,617         143

FINANCIAL SERVICES:
E*Trade Group, Inc.          230        5.2%      5,632      5,290       (342)
                                        ----      -----      -----       -----
   Total Financial Services             5.2%      5,632      5,290       (342)

MEDICAL PRODUCTS:
Vivus, Inc.                  430        4.5%     12,141      4,569     (7,572)
                                        ----     ------      -----      ------
   Total Medical Products               4.5%     12,141      4,569     (7,572)

NETWORKING:
Ascend Communications         55        1.3%      2,043      1,347       (696)
3Com Corporation             120        4.1%      5,663      4,192     (1,471)
Cisco Systems, Inc.          442       24.3%     23,361     24,642       1,281
                                       -----     ------     ------       -----
   Total Networking                    29.7%     31,067     30,181       (886)

                           (continued on next page)

                                      13

SEMICONDUCTOR:
Intel Corporation*           250       17.3%     20,524     17,563     (2,961)
Texas Instruments*            40        1.8%      2,600      1,800       (800)
                                        ----      -----      -----       -----
   Total Semiconductor                 19.1%     23,124     19,363     (3,761)

SOFTWARE:
Microsoft Corporation         35        4.5%      4,636      4,524       (112)
PeopleSoft, Inc.             100        3.8%      2,985      3,900         915
                                        ----      -----      -----       -----
   Total Software                       8.3%      7,621      8,424         803

   Total Common Stocks                          113,703    101,090    (12,613)
                                                -------    -------    --------
   Cash:                                 .3%        322        322
                                         ---        ---        ---
   Total Cash                            .3%        322        322

   Total Investments                    100%  $ 114,025  $ 101,412  $ (12,613)
                                        ====    =======    =======    ========

*Income Producing

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                     BERKSHIRE CAPITAL GROWTH & VALUE FUND
                     -------------------------------------

                             475 Milan Drive, #103
                              San Jose, CA 95134
                                (408) 526-0707


                               BOARD OF TRUSTEES
                               -----------------

                             Malcolm R. Fobes III
                                Ronald G. Seger
                                Leland F. Smith
                               Arthur J. Hopper


               INVESTMENT ADVISER/TRANSFER AGENT/FUND ACCOUNTANT
               -------------------------------------------------

                       Berkshire Capital Holdings, Inc.
                             475 Milan Drive, #103
                              San Jose, CA 95134


                                   CUSTODIAN
                                   ---------

                      Berkshire Capital Investment Trust
                             475 Milan Drive, #103
                              San Jose, CA 95134


                                 LEGAL COUNSEL
                                 -------------

                             Hall & Evans, L.L.C.
                            1200 Seventeenth Street
                                  Suite 1700
                               Denver, CO 80202


                              INDEPENDENT AUDITOR
                              -------------------

                       Meredith, Cardozo Lanz & Chiu LLP
                            97 South Second Street
                                   Suite 100
                              San Jose, CA 95113